UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 16, 2026
Date of Report (Date of earliest event reported)

ARCHIMEDES TECH SPAC PARTNERS II CO.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42514	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2093 Philadelphia Pike #1968
Claymont, DE 19703
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (725) 312-2430

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share and one-half of one redeemable Warrant	ATIIU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	ATII	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Ordinary Share	ATIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As previously disclosed, on April 20, 2026, Archimedes Tech SPAC Partners II Co., a Cayman Islands exempted company (the “Company” or “ATII”), entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, ATII Holdings Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Pubco”), ATII Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub I”), ATII Merger Sub II, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub II”), and Forge Nano, Inc., a Delaware corporation (“Forge Nano”). Pursuant to the Merger Agreement, in accordance with the terms and subject to the conditions thereof, among other things: (i) following the effective time of the Domestication Merger (as defined below), Merger Sub I will merge with and into Forge Nano (the “First Company Merger”), with Forge Nano continuing as the surviving corporation in the First Company Merger and a wholly-owned subsidiary of Pubco (the “Initial Surviving Corporation”) in accordance with the Delaware General Corporation Law (as amended, the “DGCL”), and (ii) immediately following the effective time of the First Company Merger (the “First Effective Time”), the Initial Surviving Corporation will merge with and into Merger Sub II (the “Second Company Merger”, and together with the First Company Merger, the “Company Mergers”), with Merger Sub II continuing as the surviving company in the Second Company Merger and a wholly-owned subsidiary of Pubco in accordance with the DGCL and the Delaware Limited Liability Company Act, as amended (as amended, the “DLLCA”).

On October 16, 2026, ATII held an extraordinary general meeting (the “Extraordinary General Meeting”) to approve the Business Combination and the transactions contemplated therewith. On September 1, 2026, the record date for the Extraordinary General Meeting (the “Record Date”), there were 29,590,000 ordinary shares, par value $0.0001 per share, of ATII (the “ATII Ordinary Shares”) issued and outstanding and entitled to vote at the Extraordinary General Meeting, of which 16,530,280 ATII Ordinary Shares, or approximately 55.9% of the issued and outstanding ATII Ordinary Shares entitled to vote at the Extraordinary General Meeting as of the Record Date, were represented in person or by proxy.

The proposals listed below are described in more detail in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 24, 2026, as supplemented (the “Definitive Proxy Statement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Definitive Proxy Statement, as applicable.

The final results for each of the matters submitted to a vote of the Company’s shareholders at the Extraordinary General Meeting are as follows:

Proposal No. 1 – The Business Combination Proposal

To consider and vote upon a proposal to approve, by way of ordinary resolution, the Merger Agreement, pursuant to which, in accordance with the terms and subject to the conditions thereof, among other things: (i) the Company will merge with and into Pubco (the “Domestication Merger”), with Pubco continuing as the surviving corporation in the Domestication Merger pursuant to the Companies Act (as revised) of the Cayman Islands and the DGCL, (ii) at least one day following the effective time of the Domestication Merger (the “Domestication Merger Effective Time”), Merger Sub I will merge with and into Forge Nano, with Forge Nano continuing as the surviving corporation in the First Company Merger and a wholly-owned subsidiary of Pubco in accordance with the DGCL, and (iii) immediately following the effective time of the First Company Merger, the Initial Surviving Corporation will merge with and into Merger Sub II, with Merger Sub II continuing as the surviving company in the Second Company Merger and a wholly-owned subsidiary of Pubco in accordance with the DGCL and the DLLCA (collectively, the “Business Combination”).

FOR	AGAINST	ABSTAIN
15,416,866	1,113,414	0

Proposal No. 2 – The Domestication Merger Proposal

To consider and vote upon a proposal to approve, by way of special resolution, subject to the approval of the Business Combination Proposal, among other things, that: (i) at least one (1) day prior to the First Effective Time, the Company shall consummate the Domestication Merger and (ii) upon the Domestication Merger Effective Time, the certificate of incorporation and the bylaws of Pubco, each as in effect immediately prior to the Domestication Merger Effective Time, be amended and restated, and as so amended, be the certificate of incorporation and bylaws of Pubco, until thereafter supplemented or amended in accordance with the terms therein and the applicable provisions of the DGCL, including providing that the name of Pubco will be amended to be “Forge Nano Holdings, Inc.”

FOR	AGAINST	ABSTAIN
15,416,837	1,113,414	29

Proposal No. 3 – Director Election Proposal

To consider and vote upon a proposal to approve and adopt, by way of ordinary resolution, that the seven (7) persons listed below be elected to a staggered board that, upon consummation of the Business Combination, will comprise the board of directors of Pubco:

1.	Paul Lichty;
2.	Michael Danner;
3.	David Goggins;
4.	Millicent Pitts-DiCicco;
5.	Jimmy Smith;
6.	Kamal Bherwani; and
7.	Ben Landen.

	FOR	AGAINST	ABSTAIN
Paul Lichty	15,015,707	1,513,514	1,059
Michael Danner	15,415,507	1,113,514	1,259
David Goggins	15,415,607	1,113,614	1,059
Millicent Pitts-DiCicco	15,415,507	1,113,514	1,259
Jimmy Smith	15,415,607	1,113,414	1,259
Kamal Bherwani	15,415,507	1,113,714	1,059
Ben Landen	15,015,607	1,513,614	1,059

Proposal No. 4 – Stock Issuance Proposal

To consider and vote upon a proposal to approve and adopt, by way of ordinary resolution, for purposes of complying with the applicable provisions of Nasdaq Listing Rules 5635(a), (b) and (d), the issuance of more than 20% of the issued and outstanding shares of Pubco common stock and securities convertible into shares of Pubco common stock upon the completion of the Business Combination to (i) the holders of ATII Ordinary Shares pursuant to the Domestication Merger, (ii) the Forge Nano stockholders who receive Closing Payment Shares and the holders of Pubco convertible securities issued in exchange for Forge Nano convertible securities pursuant to the Company Mergers and (iii) the PIPE Investors and to any other persons pursuant to subscription, purchase, or similar agreements that the Company may enter into prior to the closing of the Business Combination.

FOR	AGAINST	ABSTAIN
15,416,637	1,113,614	29

Proposal No. 5 – Organizational Documents Proposal

To consider and vote upon a proposal to approve and adopt, by way of special resolution, the proposed new certificate of incorporation (the “Proposed Charter”) and bylaws (the “Proposed Bylaws” and, together with the Proposed Charter, the “Proposed Organizational Documents”) of Pubco (a corporation incorporated in the State of Delaware), with effect from the Domestication Merger Effective Time.

FOR	AGAINST	ABSTAIN
15,416,637	1,113,414	229

Proposal No. 6 – Advisory Organizational Documents Proposals

To consider and vote upon the following six (6) separate proposals to approve and adopt, on an advisory non-binding basis, by way of ordinary resolution, the following material differences between the Company’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Current Charter”) and the Proposed Organizational Documents:

(A)
Advisory Organizational Documents Proposal 6A (Authorized Shares) – to approve and adopt an amendment to the Current Charter, with effect from the Domestication Merger Effective Time, to authorize the amendment and redesignation of the authorized share capital of the Company from (a) 400,000,000 ATII Ordinary Shares and 1,000,000 preference shares to (b) 500,000,000 shares of Pubco common stock and 5,000,000 shares of preferred stock of Pubco;

FOR	AGAINST	ABSTAIN
14,464,661	2,065,390	229

(B)
Advisory Organizational Documents Proposal 6B (Exclusive Forum Provision) – to approve and adopt an amendment to the Current Charter, with effect from the Domestication Merger Effective Time, to authorize adopting Delaware as the exclusive forum for certain stockholder litigation and adopting the federal district courts of the United States as the exclusive forum for resolving complaints asserting a cause of action under the Securities Act of 1933, as amended;

FOR	AGAINST	ABSTAIN
14,464,868	2,065,175	237

(C)
Advisory Organizational Documents Proposal 6C (Required Vote to Amend Charter) – to approve and adopt an amendment to the Current Charter, with effect from the Domestication Merger Effective Time, to authorize provisions providing that the affirmative vote of at least two-thirds of the voting power of all the then outstanding shares of capital stock of Pubco entitled to vote thereon, voting together as a single class, will be required to amend, alter, repeal or rescind any provision of Articles IV through XI of the Proposed Charter in accordance with the DGCL (provided, that, so long as any shares of Pubco common stock remain outstanding, Pubco may not, without the prior affirmative vote of the holders of a majority of the outstanding shares of Pubco common stock, voting as a separate class, in addition to any other vote of the holders of shares of capital stock of Pubco required by applicable law or the Proposed Charter, directly or indirectly, whether by amendment or through merger, recapitalization, consolidation or otherwise, amend, alter, change, repeal or adopt any provision of the Proposed Charter in a manner that is inconsistent with, or that otherwise alters or changes the powers, preferences, or special rights of the shares of Pubco common stock so as to affect them adversely);

FOR	AGAINST	ABSTAIN
14,464,876	2,065,175	229

(D)
Advisory Organizational Documents Proposal 6D (Removal of Directors) – to approve and adopt an amendment to the Current Charter, with effect from the Domestication Merger Effective Time, to authorize provisions permitting the removal of a director, only for cause, by the affirmative vote of at least two-thirds of the voting power of all of the then outstanding shares of voting stock of Pubco entitled to vote at an election of directors, voting together as a single class;

FOR	AGAINST	ABSTAIN
14,464,868	2,065,175	237

(E)
Advisory Organizational Documents Proposal 6E (Stockholder Action by Written Consent) – to approve and adopt an amendment to the Current Charter, with effect from the Domestication Merger Effective Time, to authorize provisions that require or permit stockholders to take action at an annual or special meeting and prohibit stockholder action by written consent in lieu of a meeting; and

FOR	AGAINST	ABSTAIN
14,463,876	2,066,175	229

(F)
Advisory Organizational Documents Proposal 6F (Additional Changes) – to approve and adopt an amendment to the Current Charter, with effect from the Domestication Merger Effective Time, to authorize certain additional changes, including, among other things, (i) making Pubco’s corporate existence perpetual and (ii) removing certain provisions related to ATII’s status as a blank check company that will no longer be applicable upon the closing of the Business Combination.

FOR	AGAINST	ABSTAIN
15,416,214	1,113,637	429

Proposal No. 7 – Equity Incentive Plan Proposal

To consider, approve and adopt, by way of ordinary resolution, the Forge Nano Holdings, Inc. 2026 Omnibus Incentive Compensation Plan in connection with the Business Combination.

FOR	AGAINST	ABSTAIN
15,416,637	1,113,414	229

As sufficient votes were cast in favor of each of the proposals described above, each proposal was approved.

Item 8.01. Other Events.

On October 16, 2026, ATII issued a press release announcing the approval of the Business Combination Proposal as well as other proposals related to the Business Combination considered and voted upon at the Extraordinary General Meeting. The press release is furnished as exhibit 99.1 hereto and incorporated into this Item 8.01.

The information in this Item 8.01, including Exhibit 99.1, is being furnished and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or Exchange Act.

Important Information and Where to Find It

In connection with the proposed business combination, Pubco, a wholly-owned subsidiary of ATII, and Forge Nano have filed documents with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 (the “Registration Statement”), which includes ATII’s proxy statement/prospectus, relating to the proposed business combination. The Registration Statement was declared effective by the SEC on September 22, 2026. ATII’s shareholders approved the business combination at the extraordinary general meeting held on October 16, 2026. BEFORE MAKING ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION OR INCORPORATED BY REFERENCE IN THE REGISTRATION STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and security holders may obtain free copies of these documents and other related documents filed with the SEC at the SEC’s website at www.sec.gov or by directing a request to: Archimedes Tech SPAC Partners II Co., 2093 Philadelphia Pike #1968, Claymont, DE 19703.

Participants in the Solicitation

Each of ATII, Pubco, Forge Nano and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from shareholders of ATII in favor of the proposed business combination. Information about ATII’s directors and officers is set forth in ATII’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 4, 2026 and ATII’s other filings with the SEC. Additional information concerning the interests of ATII’s participants in the solicitation, which may, in some cases, be different than those of ATII’s shareholders generally, is set forth in the Registration Statement relating to the proposed business combination. These documents are available free of charge at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking information about, among other topics, the proposed business combination. All statements, other than statements of present or historical fact, included in this Current Report on Form 8-K regarding the proposed business combination, ATII’s, Pubco’s and Forge Nano’s ability to consummate the proposed business combination, the benefits of the proposed business combination and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management, are forward-looking statements. When used in this Current Report on Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the current expectations and assumptions of ATII’s, Pubco’s and Forge Nano’s management about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, ATII, Pubco and Forge Nano disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report on Form 8-K.

ATII, Pubco and Forge Nano caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of ATII, Pubco or Forge Nano. Risks and uncertainties include, among other things: (i) risks related to the occurrence of any event, change or other circumstances that could delay the proposed business combination or give rise to the termination of the agreements related thereto; (ii) risks related to the outcome of any legal proceedings that may be instituted against ATII, Pubco or Forge Nano following announcement of the transactions; (iii) risks related to the inability to complete the proposed business combination due to the failure of ATII, Pubco and Forge Nano to satisfy the conditions to closing in the Merger Agreement; (iv) the risk that the proposed business combination disrupts ATII’s, Pubco’s or Forge Nano’s current plans and operations as a result of the announcement of the transactions; (v) risks related to Forge Nano’s ability to realize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition and the ability of Forge Nano to grow and manage growth profitably following the proposed business combination; (vi) risks related to costs related to the proposed business combination; (vii) risks related to changes in applicable laws or regulations; (viii) risks related to Forge Nano’s ability to successfully develop and deploy new technologies to address the needs of its customers; (ix) risks related to the effects of competition on Forge Nano’s business, financial condition and results of operations; (x) risks related to the availability and cost of the raw materials necessary for the production of Forge Nano’s products; (xi) risks related to Forge Nano’s ability to meet the specifications and requirements of its customers or adequately provide them with effective support and services; (xii) risks related to delays in the construction and operation of production facilities; (xiii) risks related to intellectual property infringement, data protection, and other losses; (xiv) risks related to the combined company’s ability to operate effectively as a public company, including its ability to implement controls and procedures required for public companies following the business combination; (xv) risks related to changes in domestic and foreign business, market, financial, political and legal conditions; (xvi) risks related to the possibility that ATII, Pubco or Forge Nano may be adversely affected by other economic, business, and/or competitive factors; and (xvii) other risks discussed in ATII’s Annual Report on Form 10-K and that are presented in the Registration Statement. There may be additional risks that ATII, Pubco or Forge Nano presently do not know or that ATII, Pubco or Forge Nano currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Should one or more of the risks or uncertainties described in this Current Report on Form 8-K, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed or implied in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in ATII’s periodic filings with the SEC, including ATII’s Annual Report on Form 10-K and the Registration Statement. These SEC filings are available free of charge on the SEC’s website at www.sec.gov.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of ATII, Pubco and Forge Nano described in the “Risk Factors” and “Forward-Looking Statements” sections of the Registration Statement and other documents filed or to be filed by any of them from time to time with the SEC, all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ATII, Pubco and Forge Nano assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. None of ATII, Pubco or Forge Nano gives any assurance that it will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release, dated October 16, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2026

ARCHIMEDES TECH SPAC PARTNERS II CO.

By:	/s/ Long Long
Name: Long Long
Title: Chief Executive Officer